UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

CrossAmerica Partners LP

(Name of Registrant As Specified In Its Charter)

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CROSSAMERICA PARTNERS LP

645 Hamilton Street, Suite 400

Allentown, PA 18101

NOTICE OF UNITHOLDER ACTION BY WRITTEN CONSENT

To the Unitholders of CrossAmerica Partners LP:

This Information Statement is being mailed or furnished to the unitholders of CrossAmerica Partners LP, a Delaware limited partnership (“CrossAmerica,” the “Partnership,” “we,” “us” and “our”), as of the close of business on September 13, 2022 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended. The purpose of this notice and the accompanying Information Statement is to notify the unitholders of actions approved and recommended for unitholder approval by the Board of Directors (the “Board”) of CrossAmerica GP LLC, the Partnership’s general partner (the “General Partner”), and approved by written consent in lieu of a meeting by the holders of a majority of our outstanding common units (the “Majority Unitholders”) as of the Record Date (the “Written Consent”). The Written Consent adopted a resolution approving the adoption of the CrossAmerica Partners LP 2022 Incentive Award Plan (the “2022 Plan”).

You do not need to do anything in response to this Notice and the Information Statement, and we are not soliciting your consent or proxy for approval of the 2022 Plan. The 2022 Plan was unanimously approved by the Board on August 11, 2022. Although approval of the 2022 Plan by unitholders is also required by the listing standards of the New York Stock Exchange (the “NYSE”), we are not soliciting your vote because, on September 13, 2022, the Majority Unitholders approved the 2022 Plan by written consent in lieu of a special meeting of the unitholders, to be effective 40 calendar days after the date this Notice and the Information Statement are sent or given to our unitholders. Such action by written consent is sufficient to approve and adopt the 2022 Plan without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to approve and adopt the 2022 Plan and your consent or proxy approving the 2022 Plan is neither required nor requested.

Under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and our Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), we are required to furnish you with certain information concerning the action by written consent of the Majority Unitholders and the 2022 Plan. This Notice and the Information Statement constitute the notice required by the rules of the SEC and Section 13.11 of our Partnership Agreement. Capitalized terms used but not defined in this Notice or the accompanying Information Statement have the meanings ascribed to them in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021.

Important Notice Regarding the Internet Availability of Information Statement. We are furnishing the Information Statement to our unitholders via the Internet, rather than mailing printed copies of the Information Statement to each unitholder. The Information Statement and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 are available online at https://caplp.gcs-web.com/sec-filings. The Partnership will furnish a copy of this Notice and Information Statement, without charge, to any unitholder upon written request to the address set forth above, Attention: Corporate Secretary.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of the Board of Directors,

By:	/s/ Joseph V. Topper Jr.
Name:	Joseph V. Topper, Jr.
Title:	Chairman of the Board of Directors

Dated: September 13, 2022

CROSSAMERICA PARTNERS LP

645 Hamilton Street, Suite 400

Allentown, PA 18101

INFORMATION STATEMENT

We are Not Asking You for a Proxy and You are

Requested Not to Send Us a Proxy

This information statement (this “Information Statement”) is being furnished to the unitholders of CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership,” “we,” “our” or “us”), as of the close of business on September 13, 2022 (the “Record Date”), to provide information about the approval of the CrossAmerica Partners LP 2022 Incentive Award Plan (the “2022 Plan”).

On August 11, 2022, the Board of Directors (the “Board”) of CrossAmerica GP LLC, the Partnership’s general partner (the “General Partner”), approved the 2022 Plan. On September 13, 2022, the holders of a majority of the outstanding voting power of the unitholders (the “Majority Unitholders”) executed and delivered to us a written consent in lieu of a meeting (the “Written Consent”) approving the 2022 Plan.

You do not need to do anything in response to this Information Statement, and we are not soliciting your consent or proxy for approval of the 2022 Plan. Although approval of the 2022 Plan by unitholders is also required by the listing standards of the New York Stock Exchange (the “NYSE”), we are not soliciting your vote because, on September 13, 2022, the Majority Unitholders approved the 2022 Plan by written consent in lieu of a special meeting of the unitholders, to be effective 40 calendar days after the date this Information Statement is sent or given to our unitholders. Pursuant to Section 13.11 of our Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), any action that may be taken at a meeting of the unitholders may be taken without a meeting, if an approval in writing setting forth the action so taken is signed by the unitholders owning not less than the minimum percentage of the outstanding units that would be necessary to authorize or take such action at a meeting at which all the unitholders entitled to vote at such meeting were present and voted. As of the Record Date, the Partnership had 37,928,970 common units outstanding and entitled to vote, and each unit is entitled to one vote. As of the Record Date, the Majority Unitholders held, in the aggregate, 19,585,984 units, or approximately 52.5% of the units outstanding. The action by written consent taken by the Majority Unitholders is sufficient to approve and adopt the 2022 Plan without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to approve and adopt the 2022 Plan and your consent or proxy for approval of the 2022 Plan is neither required nor requested.

Notwithstanding the execution and delivery of the approval by the Majority Unitholders as described above, the 2022 Plan may not become effective until the date that is 40 calendar days after the date this Information Statement is sent or given to our unitholders, because, in accordance with Exchange Act rules, the Partnership is making the Information Statement available to our unitholders by sending them a Notice of Internet Availability of Information Statement and posting the Information Statement on our website. This Information Statement is dated and is first being made available to our unitholders on or about September 13, 2022. Therefore, the earliest possible date on which the 2022 Plan can become effective is October 23, 2022. A copy of the 2022 Plan is attached to this Information Statement as Annex A. Capitalized terms used but not defined in this Information Statement have the meanings ascribed to them in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021. This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Unitholders. Please read this Information Statement carefully and in its entirety as it contains important information.

ADOPTION OF THE CROSSAMERICA PARTNERS LP 2022 INCENTIVE AWARD PLAN

The 2022 Plan was unanimously approved by the board of directors of our General Partner on August 11, 2022 and was approved by the written consent of unitholders affiliated with the Topper Group and the Reilly Trust on September 13, 2022, which held, in the aggregate, a majority of our outstanding total common units as of that date. Notwithstanding the execution and delivery of the written consent by the Majority Unitholders, under applicable securities regulations, the 2022 Plan may not become effective until at least 40 calendar days after the date this information statement is made available to our unitholders. Therefore, the earliest possible date on which the 2022 Plan will become effective is October 23, 2022 (the “Effective Date”).

The 2022 Plan will replace the Partnership’s 2012 Incentive Award Plan (the “Prior Plan”) which expired on July 27, 2022, the ten-year anniversary of the effective date of the Prior Plan. Any awards that are outstanding under the Prior Plan remain outstanding following the expiration of the Prior Plan and continue to vest subject to the terms and conditions of the Prior Plan and the applicable awards agreements.

We intend to file a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-8, to register the common units authorized to be granted under the 2022 Plan. A copy of the 2022 Plan is attached to this information statement as Annex A, and you should refer to the 2022 Plan for further details of the plan and awards that may be made thereunder.

Description of the 2022 Plan

The description of the 2022 Plan set forth below is a summary of the material features of the 2022 Plan. This summary, however, does not purport to be a complete description of all the provisions of the 2022 Plan. The following summary is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Common Units Subject to the 2022 Plan

The maximum number of common units that may be delivered with respect to awards under the 2022 Plan will be the sum of (i) 1,400,000, (ii) the number of common units that remain available for grant under the Prior Plan as of July 27, 2022 (approximately 422,829 common units) and (iii) the number of common units that are subject to or underlie awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered in common units under the Prior Plan (and as permitted by the Prior Plan) following the Effective Date. The common units deliverable pursuant to an award under the 2022 Plan may consist, in whole or in part, of common units newly issued by the Partnership, acquired in the open market, from any affiliate of the Partnership or any other person, or may be any combination of the foregoing, as determined by the 2022 Plan’s administrator in its discretion. To the extent an award is forfeited, cancelled, exercised, paid or otherwise terminates or expires without the actual delivery of common units pursuant to such award, then the common units subject to such award will again be available for awards under the 2022 Plan. Common units withheld from an award or surrendered by a participant to satisfy the partnership’s or an affiliate’s tax withholding obligations or to satisfy the payment of any exercise price with respect to the Award will be available for future awards under the 2022 Plan. There is no limit on the number of awards that may be granted under the 2022 Plan and paid in cash.

Administration

The 2022 Plan is administered by the Board or a committee of the Board, which we refer to as the plan administrator. The plan administrator has sole authority (i) to determine which participants will be granted awards, when and how each award will be granted, what type or combination of types of award will be granted, the provisions of each award granted (which need not be identical) and to approve the form of written instruments evidencing the awards, (ii) o construe and interpret the 2022 Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration, (iii) to amend the 2022 Plan or an award as provided in the 2022 Plan and adopt, alter and repeal such rules, guidelines and practices for administration of the 2022 Plan, and (iv) to exercise such powers and to perform such acts as the plan administrator deems necessary or expedient to promote the best interests of the General Partner which are not in conflict with the provisions of the 2022 Plan. The plan administrator may delegate to one or more of its members, agents or to officers or managers of the General Partner, such administrative duties as it may deem advisable.

Eligibility

All employees, consultants and directors of the General Partner, the Partnership or any of their affiliates are eligible to participate in the 2022 Plan. As of September 1, 2022, if selected by the plan administrator, there were approximately (i) 2,278 employees of the General Partner, the Partnership or any of their affiliates who would be eligible to participate in the 2022 Plan, (ii) no consultants of the General Partner, the Partnership or any of their affiliates who would be eligible to participate in the 2022 Plan, and (iii) 5 non-employee directors of the General Partner, the Partnership or any of their affiliates who would be eligible to participate in the 2022 Plan.

No director will be granted awards under the 2022 Plan during any calendar year that, when aggregated with such director’s cash fees with respect to such calendar year, exceed $500,000 in total value. The limit is increased to $750,000 in total value for awards granted to directors in their initial calendar year of service on the Board.

Term of the 2022 Plan

The 2022 Plan shall continue until the earliest of (i) the date terminated by the Board, (ii) all common units available under the 2022 Plan have been paid to participants, or (iii) the tenth (10th) anniversary of the Effective Date.

Awards under the 2022 Plan

Restricted Units. A restricted unit grant is an award of common units that vests over a period of time and that during such time is subject to forfeiture. The plan administrator may determine to make grants of restricted units under the 2022 Plan to participants containing such terms as the plan administrator shall determine. The plan administrator will determine the period over which restricted units granted to participants will vest. The plan administrator, in its discretion, may base its determination upon the achievement of specified financial objectives. Distributions made on restricted units may or may not be subjected to the same vesting provisions as the restricted units. If a grantee’s employment, consulting relationship or membership on the Board of our General Partner terminates for any reason, the grantee’s restricted units will be automatically forfeited unless, and except to the extent that, the plan administrator or the terms of the award agreement or an employment agreement provide otherwise.

Unit Options. The 2022 Plan permits the grant of options covering our common units. The plan administrator may make grants under the 2022 Plan to participants containing such terms as the plan administrator shall determine. Unit options will have an exercise price that may not be less than the fair market value of our common units on the date of grant. In general, unit options granted will become exercisable over a period determined by the plan administrator. If a grantee’s employment, consulting relationship or membership on the Board of our General Partner terminates for any reason, the grantee’s unvested unit options will be automatically forfeited unless, and except to the extent, the option agreement, an employment agreement or the plan administrator provides otherwise.

Performance Award. A performance award is denominated as a cash amount at the time of grant and gives the grantee the right to receive all or part of such award upon the achievement of specified financial objectives, length of service or other specified criteria. The plan administrator will determine the period over which certain specified financial objectives or other specified criteria must be met. The performance award may be paid in cash, common units or a combination of cash and common units. If a grantee’s employment, consulting relationship or membership on the Board of our General Partner terminates for any reason prior to payment, the grantee’s performance award will be automatically forfeited unless, and except to the extent that, the plan administrator or the terms of the award agreement or an employment agreement provide otherwise.

Phantom Units. A phantom unit is a notional common unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit or, in the discretion of the plan administrator, cash equal to the value of a common unit. The plan administrator may determine to make grants of phantom units under the 2022 Plan to participants containing such terms as the plan administrator shall determine, which may include dividend equivalent rights, or “DERs,” which entitle the grantee to receive an amount of cash equal to the cash distributions made on a common unit during the period the phantom unit remains “outstanding.” Such DERs generally will become vested or forfeited at the same time as the tandem phantom unit becomes vested or is forfeited. The plan administrator will determine the period over which phantom units granted to participants will vest. The plan administrator, in its discretion, may base its determination upon the achievement of specified financial objectives. If a grantee’s employment, consulting relationship or membership on the Board of our General Partner terminates for any reason, the grantee’s phantom units will be automatically forfeited unless, and except to the extent that, the plan administrator or the terms of the award agreement or an employment agreement provide otherwise.

Unit Payment. The plan administrator, in its discretion, may also grant to participants common units that are not subject to forfeiture.

Unit Appreciation Rights. The 2022 Plan permits the grant of unit appreciation rights. A unit appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of our common units on the exercise date over the exercise price established for the unit appreciation right. Such excess will be paid in cash or our common units. The plan administrator may determine to make grants of unit appreciation rights under the 2022 Plan to participants containing such terms as the plan administrator shall determine. Unit appreciation rights will have an exercise price that may not be less than the fair market value of our common units on the date of grant. In general, unit appreciation rights granted will become exercisable over a period determined by the plan administrator. If a grantee’s employment, consulting relationship or membership on the Board of our General Partner terminates for any reason, the grantee’s unvested unit appreciation rights will be automatically forfeited unless, and except to the extent that, the grant agreement, an employment agreement or the plan administrator provides otherwise.

Other Unit-Based Awards. The plan administrator, in its discretion, may also grant to participants an award denominated or payable in, referenced to, or otherwise based on or related to the value of our common units. Such awards shall contain such terms as the plan administrator shall determine, including the vesting provisions and whether such award shall be paid in cash, units or a combination thereof.

Fair Market Value

The “fair market value” on any relevant date means the closing sales price of a common unit on the principal national securities exchange or other market in which trading in common units occurs on the last market trading day prior to the applicable day (or, if there is no trading in the Units on such date, on the next preceding day on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the plan administrator).

Adjustments

With respect to any “equity restructuring” event that could result in an additional compensation expense to the General Partner or the Partnership pursuant to the provisions of FASB Accounting Standards Codification, Topic 718 if adjustments to awards with respect to such event were discretionary, the plan administrator shall equitably adjust the number and type of common units covered by each outstanding award and the terms and conditions, including the exercise price and performance criteria (if any), of such award to equitably reflect such restructuring event and shall adjust the number and type of common units (or other securities or property) with respect to which awards may be granted after such event. With respect to any other similar event that would not result in an accounting charge under FASB Accounting Standards Codification, Topic 718 if the adjustment to awards with respect to such event were subject to discretionary action, the plan administrator will have complete discretion to adjust awards in such manner as it deems appropriate with respect to such other event.

Change in Control

Upon the occurrence of a change of control (as defined in the 2022 Plan), a recapitalization, reorganization, merger, consolidation, combination, exchange or change in the capitalization of the Partnership, any change in applicable law or regulation affecting the 2022 Plan or awards, or any change in accounting principles affecting the financial statements of the General Partner or the Partnership, the plan administrator, in its sole discretion, without the consent of any holder of the award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan or an outstanding award:

•
provide for either (i) the termination of any award in exchange for an amount of cash, if any, equal to the amount that would have been then attained upon the exercise or vesting of such award or (ii) the replacement of such award with other rights or property selected by the plan administrator in its sole discretion;
•
provide that such award be assumed by the successor or survivor entity, or a parent or subsidiary, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary, with appropriate adjustments as to the number and kind of equity interests and prices;
•
make adjustments in the number and type of units (or other securities or property) subject to outstanding awards, and in the number and kind of outstanding awards or in the terms and conditions of (including the exercise price), and the vesting and performance criteria included in, outstanding awards, or both;
•
provide that such award will be exercisable or payable, notwithstanding anything to the contrary in the 2022 Plan or the applicable award agreement; and
•
provide that the award cannot be exercised or become payable after such event.

Amendment; Termination

The plan administrator may amend or terminate the 2022 Plan and any instrument under the 2022 Plan (including any award agreement) at any time, in whole or in part, and for any reason, including increasing the number of common units that may be granted, subject to unitholder approval as required by the exchange upon which our common units are listed at that time. However, no amendment or termination may adversely affect the rights of a participant with respect to awards granted prior to the effective date of such amendment or termination.

Governing Law

The 2022 Plan is governed by and construed in accordance with the internal laws of the Delaware without reference to the principles of conflicts of laws.

United States Federal Income Tax Consequences

The following is a general summary under current law of the material U.S. federal income tax consequences to a U.S. participant under the 2022 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences (except, with respect to federal employment taxes, to the limited extent discussed below). The sections titled “—Additional Tax Consequences for Holders of Units” and “—Potential Self Employment Consequences” discuss additional tax consequences that may apply to a participant as a holder of common units issued pursuant to an award under the 2022 Plan.

Unit Options and Unit Appreciation Rights. A participant will not have taxable income on the grant or vesting of the option or unit appreciation right. The participant generally will recognize ordinary compensation income at the time of exercise in an amount equal to the aggregate fair market value of the common units at the time of exercise less the aggregate exercise price. The participant’s initial basis in each common unit generally will be the fair market value of a common unit on the date the participant exercises the option. Any subsequent gain or loss will generally be taxable as capital gain or loss.

Restricted Units. If the common units when received are not transferable, or are subject to a substantial risk of forfeiture (i.e., a vesting condition), a participant will recognize ordinary compensation income in an amount equal to the fair market value of such common units when (i) such common units first become transferable or are no longer subject to a substantial risk of forfeiture, in cases where the participant does not make a valid election under Section 83(b) of the Internal Revenue Code (“Section 83(b) Election”) or (ii) such common units are granted, in cases where the participant makes a valid Section 83(b) Election. The participant’s initial basis in each common unit generally will be the amount of income recognized by the participant at the time that the common units first become transferable (vests) or at the time of grant if a valid Section 83(b) Election was made with respect to such common units. Any subsequent gain or loss will generally be taxable as capital gain or loss.

Phantom Units, Unit Awards and Other Unit Based Awards. A participants will not be taxed upon the grant of phantom units, unit awards and other unit based awards. A participants will generally recognize ordinary compensation income at the time that the common units (or a cash payment in settlement of the phantom unit, unit award or other unit based award) is delivered to the participant in an amount equal to the fair market value of the common units (or cash payment delivered), whichever is applicable. The participant’s initial basis in each common unit generally will be the amount of income recognized by the participant upon delivery of such common units. Any subsequent gain or loss will generally be taxable as capital gain or loss.

DERs. A participant will be subject to ordinary compensation income tax upon the payment of DERs. Distributions that the participant receives prior to the time that the common units underlying an award are taxed to the participant are taxed as additional compensation, not as distributions on common units.

Additional Tax Consequences for Holders of Units. To the extent a participant receives common units, there will be additional tax consequences to the participant as a unitholder. In particular, each unitholder of the Partnership will receive an annual Schedule K-1 from the Partnership detailing his or her allocable share of income and losses of the Partnership and will be required to include such income or losses on his or her individual income tax return in computing his or her federal income tax liability, regardless of whether cash distributions are made by the Partnership. Distributions by the Partnership to a unitholder generally are not taxable unless the amount of cash distributed exceeds the unitholder’s adjusted basis in his or her common units. Each unitholder of the Partnership is required to file tax returns in every state in which the Partnership does business.

Potential Self Employment Consequences. If a participant receives common units in the Partnership, the issuance of those units will cause the participant to be treated as a partner of the Partnership for all tax purposes, and will cause any wages paid to the participant by the Partnership to be characterized as “self-employment income” and subject to taxation as such. The participant will be required to make quarterly income tax payments on any such self-employment income, rather than having taxes withheld by the Partnership or its affiliates. Additionally, the participant will be required to pay the full amount of all employment taxes on any such self-employment income, whereas generally employees are only responsible for approximately half of such taxes. In addition, the participant will not be able to participate in certain welfare benefit plans that may be maintained by the Partnership or its controlled group affiliates, such as so-called “cafeteria” plans, and the cost of employer-provided health, dental and life insurance benefits will be includible in the participant’s taxable income (but may also be deductible to a limited extent).

Section 409A of the Code. Certain awards under the 2022 Plan may be considered “non-qualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a non-qualified deferred compensation plan fails to meet the requirements of Section 409A of the Code, or is not operated in accordance with those requirements, all amounts deferred under such plan for the taxable year and all preceding taxable years, by or on behalf of any participant with respect to whom the failure relates, are includible as ordinary income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included as ordinary income. In addition, the deferred amount may be subject to interest and an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). The interest, which is equal to the interest at the underpayment rate plus one percentage point, is imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture.

To the extent applicable, the 2022 Plan and awards granted under the 2022 Plan have been and will be structured and interpreted to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator to preserve the intended tax treatment of awards granted under the 2022 Plan, the 2022 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Plan Benefits Table

The number of awards that our named executive officers, other employees, consultants and non-employee directors may receive under the 2022 Plan will be determined at the discretion of the plan administrator in the future, and the plan administrator has not made any determination to make future grants to any persons under the 2022 Plan as of the date of this information statement. Therefore it is not possible to determine the benefits that will be received in the future by participants in the 2022 Plan.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We do not directly employ or compensate any of our executive officers, including our named executive officers who were serving as our executive officers at the end of the fiscal year ended December 31, 2021 (“NEOs”), or other employees who provide services necessary for managing our business. Under our Partnership Agreement, the General Partner manages our operations and activities on our behalf. Our General Partner also does not directly employ any of its executive officers or other employees. For our fiscal year ending December 31, 2021, our executive officers, including our NEOs, as more fully described below, were employed and compensated by an affiliate of the Topper Group.

For 2021, the provision of management services by, and payment to, the Topper Group was governed by the Topper Group Omnibus Agreement.

Named Executive Officers

For 2021, our NEOs were:

•
Charles M. Nifong, Jr. – Mr. Nifong has served as our Chief Executive Officer and President since November 19, 2019.
•
Maura Topper – Ms. Topper has served as our Chief Financial Officer since August 11, 2021, during which 90% of Ms. Topper’s time was allocated to the Partnership.
•
Jonathan E. Benfield – Mr. Benfield has served as our Chief Accounting Officer from November 5, 2020 through August 11, 2021 and during this period as our Interim Chief Financial Officer from April 16, 2021 to August 11, 2021 and as our Chief Financial Officer of Retail since August 11, 2021.
•
David F. Hrinak – Mr. Hrinak has served as our Executive Vice President of Wholesale from February 14, 2020 through January 19, 2022 and our Executive Vice President since January 20, 2022. During 2021, 95% of Mr. Hrinak’s time was allocated to the Partnership.
•
Keenan D. Lynch – Mr. Lynch has served as our General Counsel since February 24, 2020 and Chief Administrative Officer since January 20, 2022. He previously served as Corporate Secretary from November 19, 2019 through January 19, 2022. During 2021, 85% of Mr. Lynch’s time was allocated to the Partnership.
•
Evan Matthew Naylor – Mr. Naylor has served as our Senior Vice President Retail since November 30, 2021.
•
Eric M. Javidi – Mr. Javidi served as our Chief Financial Officer from November 5, 2020, to April 16, 2021.

The Partnership does not determine the compensation for its NEOs. For 2021, the compensation philosophy and practices of the Topper Group were used to determine the compensation of the NEOs and all compensation decisions were in the sole discretion of the Topper Group. The compensation philosophy and practices of the Topper Group were used to determine the total compensation of the NEOs and all compensation decisions were in the sole discretion of the Topper Group.

The compensation philosophies and practices of the Topper Group during 2021 are described below in this Compensation Discussion and Analysis, and the compensation actually awarded by the Topper Group to the NEOs for their services to the Partnership during 2021 is set out in the accompanying Summary Compensation Table and related compensation tables that follow this Compensation Discussion and Analysis.

Compensation

Objectives and Philosophy

The compensation philosophy of the Topper Group is based on performance and the achievement of predetermined objectives, and it is a reflection of the entrepreneurial culture of the Topper Group, which is a culture where the financial interests of its executives are aligned with the performance of the company and the investors they represent. The compensation strategy includes variable components linked to short term, medium term and long-term performance. The Topper Group compensation plans and programs for executives are designed to: (i) recruit, develop and retain talented executives; (ii) reward exceptional performance as measured by predetermined and quantifiable objectives; (iii) establish a direct relation between the interests of the executives and those of the shareholders of the Topper Group and the unitholders of the Partnership by favoring the creation of value in the short, medium and long term; (iv) encourage teamwork and promote company values; and (v) support the company’s business strategy. The Topper Group’s compensation plans and programs are established based on internal principles of equity that take into consideration the role, nature and level of each of the executives as well as external principles of equity such as fair, equitable and competitive compensation terms in comparison to peers as well as those of the market in general.

Elements of Executive Compensation

The three main components of the remuneration of the Topper Group’s executive compensation program are base salary, annual incentive plan and long-term incentive plan, as shown in the table below.

Element	Description	Objectives
Base salary	Annual base salary is based on the functional responsibilities and competences of the executives	Attract, retain and motivate executives
2021 Performance Based Bonus Compensation Policy	Performance based bonus compensation policy ranging from 35% to 100% of base salary, which payment is determined by financial and operational objectives

Motivate executives to achieve objectives with a higher degree of difficulty and thereby achieve or exceed the business plan of the Partnership

Create accountability among executives for the achievement of these financial objectives

Align the short-term interests of executives with those of the Partnership and its unitholders

Long-term incentive compensation

Phantom stock unit plan with grants varying

according to position held

Performance payouts also vary depending on the achievement of special measurable objectives that are key to the financial success of the company

Align long-term interests of executives with those of the Partnership and its unitholders

Base Salary

The human resources department of the Topper Group approved the following annualized base salaries for the 2021 fiscal year:

Name	2021 Annual Base Salary (1)
Charles M. Nifong, Jr.	$500,000
Maura Topper	300,000
Jonathan E. Benfield	195,700
David F. Hrinak	233,000
Keenan D. Lynch	269,440
Evan Matthew Naylor	325,000
Eric M. Javidi	300,000

(1)
The amount shown represents annualized base salary, not the portion allocated to the Partnership.
(2)
Mr. Benfield received a salary increase on August 9, 2021 from $190,000 to $195,700.

The Summary Compensation Table reflects the portion of the annualized base salary allocated to the Partnership.

Short-Term Incentive Compensation

Performance-Based Bonus Compensation Policy

The 2021 Performance-Based Bonus Compensation Policy (the “2021 Bonus Plan”) is one of the key components of the “at-risk” compensation. The 2021 Bonus Plan is utilized to reward short-term performance achievements and to motivate and reward executives for their contributions toward meeting financial and strategic goals.

For the NEOs, the Topper Group determined to include, as part of their compensation, the 2021 Bonus Plan for the fiscal year ending on December 31, 2021. As approved by the Board on February 25, 2021, the 2021 Bonus Plan included financial and operational objectives, each with a specified percentage weighting, based on the achievement of (i) Adjusted EBITDA (40%); (ii) acquisition integration (30%); wholesale contract conversion (10%); wholesale volume conversion (10%); and non-core real estate asset divestiture (10%). As set forth in the 2021 Bonus Plan, the EBITDA target bonus will be paid on a sliding scale. All other metrics will be paid only upon achievement of the target. The weight of the metrics is 100% and the payout range is 0-110%.

Under the 2021 Bonus Plan, Mr. Nifong could achieve earnings of 100% of base salary. Ms. Topper could achieve earnings of 50% (prorated) of her base salary. Mr. Benfield could achieve earnings of 35% of his base salary. Mr. Hrinak could achieve earnings of 75% of his base salary. Mr. Lynch could achieve earnings of 50% of his base salary. Mr. Naylor could achieve earnings of 40% (prorated) of his base salary. Mr. Javidi could have achieved earnings of 50% of his base salary.

The purpose of the 2021 Bonus Plan is to motivate executives to achieve objectives with a higher degree of difficulty and thereby achieve or exceed the business plan of the Partnership.

Under the 2021 Bonus Plan, the attainment of performance metrics and the achievement factor are determined once the measurement period ends on December 31, 2021. Based on the metrics, weightings assigned and results achieved, the payout under the 2021 Bonus Plan for executive officers would be 72.5% of the target bonus amount. In evaluating the performance of personnel under the plan and making its determination of payment amounts, the Board considered the extraordinary efforts of personnel in the successful execution of the transformational transactions of 2021. Furthermore, the Board also considered the exceptional efforts of personnel in ensuring the operational continuity of the Partnership throughout the year despite the continued challenges of the COVID-19 Pandemic. In light of these factors, the Board approved an additional discretionary bonus component for the incentive plan for certain members of senior management. For non-senior management personnel, the bonus plan included departmental goals for each department that were weighted to arrive at a target bonus amount. Overall, the plan paid at a level of 76% of target bonus, with certain personnel at either higher or lower amounts based on their individual and department level performance.

Name	2021 Annual Base Salary(1)	Target Bonus Plan as a % of Base Salary	Bonus Plan Target at 100%	2021 Short Term Incentive Payment Approved (2) (3)(4)(5)
Charles M. Nifong, Jr.	$500,000	100%	$500,000	$362,500
Maura Topper	300,000	50%	150,000	92,308
Jonathan E. Benfield	195,700	35%	68,495	51,457
David F. Hrinak	233,000	75%	174,750	201,694
Keenan D. Lynch	269,440	50%	134,720	134,720
Evan Matthew Naylor	325,000	40%	130,000	7,867
Eric M. Javidi	300,000	50%	150,000	—

(1)
The amounts shown represent annualized base salary, not the portion allocated to the Partnership.
(2)
The amounts shown will be paid in 2022.
(3)
For Messrs. Hrinak and Lynch and Ms. Topper the amounts include an additional discretionary bonus approved by the Board.
(4)
For Messrs. Nifong, Benfield, Hrinak, Lynch and Naylor and Ms. Topper, the amounts will be paid as follows: the first $25,000 in cash and the remainder of the bonus will be paid 50% in cash and 50% in fully vested common units. The number of common units will be determined on a 20-day volume weighted average price through February 24, 2022 with a payment date on or before March 18, 2022. Mr. Javidi resigned effective April 16, 2021, and is therefore not eligible to receive a bonus.
(5)
Amounts for Mr. Naylor and Ms. Topper are prorated based on their dates of employment.

Long-Term Incentive Compensation

Grants of Equity Awards

Under the Lehigh Gas Partners LP 2012 Incentive Award Plan, in 2021, an aggregate of 25,526 equity awards were granted to Messrs. Nifong, Lynch and Naylor, and Ms. Topper in the form of Time-Based Phantom Units (“TBUAs”) with associated Distribution Equivalent Rights (“DERs”). Of the total number of TBUAs granted, 50% will vest one-third on each December 31 over three years until December 31, 2024 if the executive remains employed over the vesting term, and 50% will vest upon death, disability or retirement, as long as such retirement is not adverse to the interests of the Partnership, as determined by the Board in its sole discretion.

In addition, Performance Based Awards (“PBUAs”) were granted to Messrs. Nifong, Lynch and Naylor, and Ms. Topper with a target dollar value of $375,000, $101,040, $81,250 and $135,000, respectively, and will be calculated in dollar amounts and then converted into common units, or cash, or both, at the discretion of the Board, based on attainment of the Performance Goals as described below. The PBUAs vest on December 31, 2024. The PBUAs are weighted 65% for Increase of Funds Flow from Operations per Unit and 35% for Partnership Leverage, with performance measured for the period from January 1, 2022 to December 31, 2024 (“Measurement Period”) and the reference period ending on December 31, 2021.

Increase in Funds Flow from Operations per Unit

The target value with respect to Increase in Funds Flow from Operations per Unit is determined as follows. First, the average Funds Flow from Operations per Unit will be calculated for the Measurement Period. Next, that number will be divided by the Funds Flow from Operations per Unit for the twelve-month period ending on December 31, 2021 as the reference period. The payout percentage for Increase in Funds Flow from Operations per Unit will range from 0-200% of 65% of the Initial Dollar Target Amount.

“Funds Flow from Operations per Unit” is defined as distributable cash flow per Unit, excluding maintenance capital expenditures or any other such capital expenditures typically included in calculating distributable cash flow.

Partnership Leverage

The target value associated with Partnership Leverage is determined as follows. First, Partnership Leverage will be calculated for each of the respective twelve-month periods ending on December 31, 2022, 2023 and 2024. Next,

“Average Partnership Leverage” will be calculated as the sum of three times the Leverage for the year ending December 31, 2024, plus two times the Leverage for the year ending December 31, 2023, plus the Leverage for the year ending December 31, 2022, divided by six (i.e., Average Partnership Leverage will be a weighted average with greater emphasis given to the latter years in the Measurement Period). The payout percentage for Partnership Leverage will range from 0-200% of 35% of the Initial Dollar Target Amount.

“Partnership Leverage” is defined as the ratio of the Partnership’s total debt as of a specified date (as determined in accordance with the Partnership’s GAAP financial statements) divided by EBITDA for the twelve-month period prior to such specified date. In case of acquisitions, EBITDA will be calculated on a pro forma basis for such acquisitions, providing that the debt incurred for such acquisitions is reflected in the total debt amount.

Distributable cash flow per Unit and EBITDA are calculated consistent with the Partnership’s financial information filed with the Securities and Exchange Commission.

Other Benefits

All NEOs were eligible after completing one year of service to participate in the Dunne Manning 401(k) plan, a qualified safe harbor plan with 100% match of employee contributions up to 4% of the executive’s base salary. All NEOs were eligible to receive voluntary benefit programs, including medical, dental, vision, life and disability insurance.

Other Compensation Policies and Practices

Restrictions on Hedging, Pledging and Other Transactions

Our Insider Trading Policy prohibits “Covered Persons” from (a) speculative transactions such as short sales, puts, calls or other similar derivative transactions, hedging or monetization transactions with respect to Partnership securities; (b) holding securities of the Partnership in a margin account; and (c) pledging Partnership securities as collateral for loans. For purposes of the Insider Trading Policy, Covered Persons are directors of the Partnership and our General Partner, executive officers of the Partnership or DMI or their affiliates, including our General Partner and those employees who have, or have access to, certain financial information regarding the Partnership and are designated as Covered Persons (and in each case their family members and controlled entities within the meaning of the Insider Trading Policy). Transactions that are otherwise prohibited by our Insider Trading Policy may be approved by the General Counsel of the General Partner, as the compliance officer of our Insider Trading Policy. Compliance with these policies is monitored by the Board. A copy of our Insider Trading Policy is available in its entirety on the CrossAmerica Partners’ website at www.crossamericapartners.com under the “Corporate Governance” tab in the “Investors” section.

Clawback Policy

We have adopted a “clawback” policy that applies to any bonuses and other incentive and equity compensation awarded to our executive officers. This policy provides that, in the event of a material restatement of the Partnership’s financial results due to material noncompliance with certain financial reporting requirements, the Board, or the appropriate committee of the Board, will review all such incentive compensation and, if such incentive compensation would have been lower had it been calculated based on the restated results, the Board, or the appropriate committee of the Board, will (to the extent permitted by law and as appropriate under the circumstances) use reasonable efforts to seek to recover for the benefit of the Partnership all or a portion of such incentive compensation, subject to a three-year look-back period. In July 2015, the SEC proposed new Rule 10D-1 under the Exchange Act to implement the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, or the Dodd-Frank Act, which requires the SEC to adopt rules relating to the disclosure of a company’s compensation recovery, or “clawback,” policies in connection with an accounting restatement. Once the SEC issues final rules regarding clawback policies, we intend to review and, if necessary, amend our policy to comply with such rules.

Impact of Regulatory Requirements

Internal Revenue Code—We believe we are a limited partnership and not a corporation for U.S. federal income tax purposes. It is not entirely clear whether the compensation paid to the NEOs is subject to the deduction limitations under Section 162(m) of the Internal Revenue Code. If we are required to be treated as a corporation for U.S. federal income tax purposes, however, the limitations of Section 162(m) would apply. In any event, compensation decisions in respect of the NEOs will be made in a manner designed to best incentivize appropriate performance.

Non-Qualified Deferred Compensation—Certain payments under the Partnership’s Executive Income Continuity Plan (the “EICP”) may be subject to the tax rules applicable to non-qualified deferred compensation arrangements of the American Jobs Creation Act of 2004.

Accounting for Stock-Based Compensation—We account for stock-based compensation in accordance with the requirements of ASC 718 for all of our stock-based compensation plans. See Note 19 to the financial statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of all assumptions made in the calculation of stock awards to our NEOs.

Compensation Committee Report*

The members of the Board have reviewed and discussed the Compensation Discussion and Analysis included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 with management and, based on such review and discussions and such other matters the Board deemed relevant and appropriate, the Board has approved the inclusion of the Compensation Discussion and Analysis in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021.

Members of the Board:
Joseph V. Topper, Jr.
John B. Reilly, III
Justin A. Gannon
Mickey Kim
Keenan D. Lynch
Charles M. Nifong, Jr.
Maura Topper
Kenneth G. Valosky

* As a publicly traded limited partnership, we are not required to and do not have a compensation committee. Accordingly, the Compensation Committee Report required by Item 407(e)(5) of Regulation S-K is given by the Board as specified by Item 407(e)(5)(i) of Regulation S-K.

The foregoing compensation committee report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of the Partnership’s filings under the Securities Act, or the Exchange Act, respectively, whether made before or after the date of this Information Statement and irrespective of any general incorporation language therein.

Summary Compensation Table

The following table sets forth certain information with respect to compensation of our NEOs. Except for the management fee we paid to the Topper Group under the Topper Group Omnibus Agreement, we did not pay or reimburse any cash compensation amounts to or for our NEOs in 2021. The amounts shown for Messrs. Hrinak and Lynch and Ms. Topper represent only that portion allocable to the Partnership.

Name and Principal Position	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)(4)(5)	Options Awards ($) (6)	Non-Equity Incentive Plan Compensation ($) (7)	All Other Compensation ($) (8)	Total ($) (9)
Charles M. Nifong, Jr.,	2021	500,000	—	250,001		362,500	54,676	1,167,177
President and Chief Executive Officer	2020	528,846	186,380	250,004	—	60,000	12,575	1,037,805
Maura Topper, Chief Financial Officer (1)	2021	103,635	50,000	108,504	—	42,308	64,158	368,605
Jonathan E. Benfield,	2021	192,192	—	—	—	51,457	8,864	252,513
Chief Financial Officer Retail	2020	186,267	24,868	—	—	7,980	8,987	228,102
	2019	145,864	8,636	5,270	—	28,263	10,530	198,563
David F. Hrinak,	2021	221,350	75,000	—	—	126,694	1,010	424,054
Executive Vice President	2020	255,150	72,686	—	—	24,570	1,174	353,580
Keenan D. Lynch, General Counsel and	2021	229,025	37,048	85,876	—	97,672	27,055	476,676
Chief Administrative Officer	2020	223,843	41,849	101,036	—	12,933	77	379,738
Evan Matthew Naylor, Senior Vice President Retail	2021	23,750	—	81,266	—	7,867	89	112,972
Eric M. Javidi,	2021	92,308	—	—	—	—	3,519	95,827
Former Chief Financial Officer (10)	2020	46,154	12,072	90,010	—	3,000	158	151,394
(1)
Ms. Topper was appointed Chief Financial Officer effective August 11, 2021, and as such, the amounts reflected are prorated for 2021.
(2)
For Ms. Topper, the amount represents a discretionary bonus under the 2021 Bonus Plan in the amount of $50,000. For Mr. Hrinak, the amount represents a discretionary bonus under the 2021 Bonus Plan in the amount of $75,000. For Mr. Lynch, the amount represents a discretionary bonus under the 2021 Bonus Plan in the amount of $37,048.
(3)
The amounts shown represent the grant date fair value of awards for each of the years shown computed in accordance with ASC 718, Compensation-Stock Compensation. See Note 19 to the financial statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of all assumptions made in the calculation of this amount. The grant date fair value for the Performance Based Awards was $0 because the performance period commenced on January 1, 2022. The maximum amount payable pursuant to the Performance Based Awards is $750,000 for Mr. Nifong, $270,000 for Ms. Topper, $202,080 for Mr. Lynch and $162,500 for Mr. Naylor.
(4)
See the Grants of Plan-Based Awards table for more information regarding TBUAs and the PBUAs granted in 2021.

(5)
On February 25, 2021, Ms. Topper received an equity award as a non-employee director with a grant date fair value of $27,500. The remaining grant date fair value of $81,006 represents the TUBA award received and allocable to the Partnership and is discussed in the Grants of Plan-Based Awards Table below.
(6)
There were no stock options granted to NEOs in 2019, 2020 or 2021.
(7)
The amounts represent the earned portion of the Bonus Policy.
(8)
The amounts listed as “All Other Compensation” for 2021 are composed of these items:

All Other Compensation	Nifong	Topper	Benfield	Hrinak	Lynch	Naylor	Javidi
Company Match to Defined Contribution Plan	11,600	4,158	7,724	—	9,755	—	—
Cell phone taxable compensation	900	311	900	855	147	69	242
Premiums for group-term life insurance	240	90	240	155	204	20	80
Distribution Equivalent Rights	41,936	3,101	—	—	16,948	—	3,197
Director Compensation (cash)	—	56,498	—	—	—	—	—
Total All Other Compensation	$54,676	$64,158	$8,864	$1,010	$27,055	$89	$3,519
(9)
Represents amounts allocated to the Partnership under the Topper Omnibus Agreement.
(10)
Mr. Javidi resigned effective April 16, 2021, and as such, the amounts reflected are prorated for 2021.

Grants of Plan-Based Awards

The following table provides information regarding grants of plan-based awards to our NEOs during 2021. All equity awards shown were in the form of TBUAs or PBUAs. For Messrs. Hrinak and Lynch and Ms. Topper, full dollar values are provided and not those allocable to the Partnership as shown in the Summary Compensation Table above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (2)	Grant Date Fair Value of Stock and Option Awards (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	(#)	($)
Charles M. Nifong, Jr.
CAPL 2021 Bonus Plan		—	500,000	550,000	—	—	—	—	—
CAPL LTI Plan	10/25/2021	—	—	—	—	375,000	750,000	12,219	250,001
Maura Topper
CAPL 2021 Bonus Plan		—	150,000	165,000	—	—	—	—	—
CAPL LTI Plan	10/25/2021	—	—	—	—	135,000	270,000	4,399	90,004
Jonathan E. Benfield
CAPL 2021 Bonus Plan		—	68,495	75,345	—	—	—	—	—
CAPL LTI Plan		—	—	—	—	—	—	—	—
David F. Hrinak
CAPL 2021 Bonus Plan		—	174,750	192,225	—		—	—
CAPL LTI Plan		—	—	—	—	—	—	—	—
Keenan D. Lynch
CAPL 2021 Bonus Plan		—	134,720	148,192	—		—
CAPL LTI Plan	10/25/2021	—	—	—	—	101,040	202,080	4,938	101,031
Evan Matthew Naylor
CAPL 2021 Bonus Plan		—	130,000	143,000	—	—	—	—	—
CAPL LTI Plan	11/30/2021	—	—	—	—	81,250	162,500	3,970	81,266
Eric M. Javidi
CAPL 2021 Bonus Plan	—	—	150,000	165,000	—	—	—	—	—
CAPL LTI Plan	—	—	—	—	—	—	—	—	—

(1) Represents an award of PBUAs under the long-term incentive plan. The PBUAs are granted and calculated in dollar amounts and then will convert into common units or cash, or both, at the discretion of the Board, based on attainment of the performance goals. Therefore, the columns in this table represent the dollar amounts and not the number of units. The PBUAs vest on December 31, 2024. The PBUAs are weighted 65% for Increase of Funds Flow from Operations per Unit and 35% for Partnership Leverage, with a performance period from January 1, 2022 to December 31, 2024 and the reference period ending on December 31, 2021.

(2) Represents an award of TBUAs under the long-term incentive plan. Of this award, 50% will vest a third each on December 31, 2022, 2023 and 2024. The remaining 50% will vest upon death, disability or retirement with board approval.

(3) The amounts shown represent the grant date fair value of the TBUAs computed in accordance with ASC 718, Compensation-Stock Compensation. See Note 19 to the financial statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of all assumptions made in the calculation of this amount. The grant date fair value for the PBUAs was $0 because the performance period commenced on January 1, 2022.

Outstanding Equity Awards at Year End

The following table provides information regarding the number of outstanding equity awards held by our NEOs at December 31, 2021. For Messrs. Hrinak and Lynch and Ms. Topper, full dollar values are provided and not those allocable to the Partnership.

	Stock Awards (1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4)(5) ($)
Charles M. Nifong, Jr.
CAPL 2021 Award (2)	12,219	232,894	—	375,000
CAPL 2020 Award (3)	14,096	268,670	—	375,000
Maura Topper
CAPL 2021 Award (2)	4,399	83,845	—	135,000
CAPL 2020 Award (3)	—	—	—	—
Jonathan E. Benfield
CAPL 2021 Award	—	—	—	—
CAPL 2020 Award	—	—	—	—
David F. Hrinak
CAPL 2021 Award	—	—	—	—
CAPL 2020 Award	—	—	—	—
Keenan D. Lynch
CAPL 2021 Award (2)	4,938	94,118	—	101,040
CAPL 2020 Award (3)	5,697	108,585	—	101,040
Evan Matthew Naylor
CAPL 2021 Award (2)	3,970	75,668	—	81,250
CAPL 2020 Award	—	—	—	—
Eric M. Javidi
CAPL 2021 Award	—	—	—	—
CAPL 2020 Award	—	—	—	—

(1)
The amounts below include TBUAs and PBUAs.
(2)
Fifty percent of the TBUAs will vest a third each on December 31, 2022, 2023 and 2024. The remaining 50% will vest upon death, disability or retirement with board approval. The market value is based on the December 31, 2021, closing unit price of our common units.
(3)
Represents the unvested portion of fifty percent of the TBUAs that vests a third each on December 31, 2022 and 2023. The first third vested on December 31, 2021. The remaining 50% vests upon death, disability or retirement with board approval. The market value is based on the December 31, 2021 closing unit price of our common units.
(4)
Represents the target dollar amount of the PBUAs that will convert into common units or cash, or both, at the discretion of the Board, based on attainment of the Performance Goals. The PBUAs vest on December 31, 2024. The PBUAs are weighted 65% for Increase of Funds Flow from Operations per Unit and 35% for Partnership Leverage, with a performance period from January 1, 2022, to December 31, 2024, and the reference period ending on December 31, 2021.
(5)
Represents the target dollar amount of the PBUAs that will convert into common units or cash, or both, at the discretion of the Board, based on attainment of the Performance Goals. The Performance Based Awards vest on December 31, 2023. The PBUAs are weighted 65% for Increase of Funds Flow from Operations per Unit and 35% for Partnership Leverage, with a performance period from January 1, 2021, to December 31, 2023, and the reference period ending on December 31, 2020.

Option Exercises and Equity Vested

The following table sets forth information regarding vesting during 2021 of equity awards held by our NEOs in respect of Partnership service. For Messrs. Hrinak and Lynch and Ms. Topper, full dollar values are provided and not those allocable to the Partnership.

	Stock Awards
Name	Number of Shares or Units of Stock Acquired on Vesting (#)		Value Realized on Vesting ($)
Charles M. Nifong, Jr.	5,914	(1)	108,995
	2,810	(2)	53,730
Maura Topper	1,509	(3)	28,520
Jonathan E. Benfield	183	(1)	3,373
David F. Hrinak	2,011	(1)	37,063
Keenan D. Lynch	729	(1)	13,435
	1,139	(2)	21,709
Evan Matthew Naylor	—		—
Eric M. Javidi	—		—

(1)
Represents the portion of the bonus under the 2020 Performance Based Bonus Compensation Policy paid in fully vested common units in 2021.
(2)
Represents one third of the TBUA phantom unit award granted by the Partnership on November 9, 2020, that vested on December 31, 2021.
(3)
On February 25, 2021, as a non-employee director, Ms. Topper received an equity award of $27,500 which vested in full on July 23, 2021.

Potential Payments upon Termination or Change in Control

Our executive officers may be entitled to certain payments upon termination of their employment under certain circumstances, in each case, as more fully described below. Any such payments that are to be made in cash will be subject to reimbursement under the Topper Group Omnibus Agreement.

Executive Income Continuity Plan

The Partnership originally adopted the EICP in 2014 and further amended it in 2016. Effective November 5, 2020, the Board terminated the EICP with the consent of all participants which included all of the present NEOs other than Ms. Topper and Mr. Naylor. As further explained below, however, Mr. Benfield remains entitled to the compensation and benefits that otherwise would have been payable under the EICP had it not been terminated.

As in effect before its termination, the EICP had provided certain cash severance, medical/life benefits continuation, equity incentive award vesting and outplacement and relocation assistance benefits following a qualifying termination of employment (a termination other than due to death, disability, retirement, cause or voluntary resignation other than for good reason (all as defined in the EICP, as applicable)). The benefits were increased if the termination occurred within the two years after a change in control (within the meaning of the EICP, including the GP Purchase). Notwithstanding the termination of the EICP, Mr. Benfield remains entitled upon a qualifying termination of employment to the benefits to which he would have become entitled under the EICP as in effect prior to its termination. Those benefits include: payment of the sum of his salary and target bonus in installments over 12 months (a lump-sum payment equal to 2.99 times the sum of his salary and target bonus if the termination after a change in control (other than the GP Purchase)); continued medical/life benefits for one year on the same basis as in effect before the termination (three years if the termination occurs after a change in control (other than the GP Purchase)); full vesting of equity incentive awards; outplacement assistance for one year; and, in certain circumstances, reimbursement of relocation expenses incurred by reason of such termination. Had Mr. Benfield experienced a qualifying termination of employment on December 31, 2021, the amounts payable to him would have been approximately: a lump-sum cash severance payment equal to $264,195; continued medical/life benefits valued at $861 based on existing cost levels; and reimbursement for outplacement assistance services had Mr. Benfield experienced a qualifying termination of employment on December 31, 2021 and there was a change in control (other than the GP Purchase) on such date, the amounts payable to him would have been approximately a lump-sum cash severance payment equal to $789,943; continued medical/life benefits valued at $2,583 based on existing cost levels; and reimbursement for outplacement services. Mr. Benfield held no unvested equity incentive awards as of such date, and the value of potential relocation benefits is not meaningfully determinable. The actual amounts payable to Mr. Benfield upon termination of employment, if any, will depend on the prevailing circumstances at the time (including whether it is after a change in control (other than the GP Purchase)) and may differ materially from the foregoing.

Lehigh Gas Partners LP 2012 Incentive Award Plan

Under the Lehigh Gas Partners LP 2012 Incentive Award Plan and the award agreements, in the event an NEO’s employment is terminated for any reason, all outstanding TBUAs and PBUAs will be forfeited without payment, except that upon an NEO’s death or disability, the TBUAs will vest in full, and the PBUAs will be determined in accordance with its terms, subject to adjustments as the Board may make in its reasonable discretion. Upon a change in control of the Partnership, the Board in its sole discretion may determine the treatment. If, upon death or disability of any of Messrs. Nifong, and Lynch, and Ms. Topper as of December 31,2021, their TBUAs will vest in full in the amounts of $501,564, $202,703 and $83,845, respectively. The PBUAs will be valued at zero as the performance period commences on January 1, 2022.

Principal Executive Officer Pay Ratio

We are providing the following information about the relationship of the annual total compensation of individuals providing services in respect to the Partnership and the annual total compensation of Charles M. Nifong, Jr., our Principal Executive Officer (our “PEO”):

For the year ended December 31, 2021:

▪
the median of the annual total compensation of all individuals providing services in respect of the Partnership (other than our PEO) was $75,487; and
▪
the annual total compensation of our PEO was $1,167,677.

Based on this information for 2021, we have determined that the ratio of our PEO’s annual total compensation to the annual total compensation of our median employee was 15:1. Our pay ratio figure was calculated in a manner consistent with Item 40(u) of Regulation S-K.

As of December 31, 2021, there were 161 employees of an affiliate of the Topper Group who provided substantial management services to us for the full year. As discussed in this Information Statement, our PEO is an employee of an affiliate of the Topper Group, but we are including his annual total compensation in the determination of the PEO pay ratio, as required under SEC rules.

The date we used to identify our median employee was December 31, 2021.

We identified our median employee based on the aggregate salary actually paid during 2021 to these employees.

For purposes of determining aggregate salary, we included the amount of base salary and overtime the employee received during the year and all other pay elements related to base salary including, but not limited to, cash bonuses, holiday pay, vacation pay and other paid time off, if any. Aggregate salary amounts did not include any commissions or other compensation. In making this determination, we excluded any full-time and part-time permanent employees who were hired in 2021 but were not employed by us for the entire year ended December 31, 2021.

Once we identified our median employee, we then determined that employee’s annual total compensation, including any perquisites and other benefits, in the same manner that we determine the annual total compensation of our NEOs for purposes of the Summary Compensation Table disclosed above. The annual total compensation of our median employee was determined to be $75,487. This annual total compensation amount for our median employee was then compared to the total compensation of our PEO for 2021 of $1,167,677. The elements included in the PEO’s annual total compensation are fully discussed above in the footnotes to the Summary Compensation Table.

Director Compensation

Overview

Set out below is a discussion of compensation paid for 2021 to individuals who served as non-employee members of our Board during any portion of 2021. Board members who were employees providing services in respect of the Partnership did not receive any separate compensation for their Board service.

Director Compensation for 2021

Prior to the February 25, 2021 Board of Directors meeting, the director compensation program was reviewed internally to determine if it was comparable with the Partnership’s peers. During the Board meeting a resolution was approved providing that each non-employee director would be granted cash compensation of $62,500 per year (paid on a quarterly basis) and equity awards with a grant date fair value of $62,500. The chairman of each of the audit committee and conflicts committee received additional cash compensation of $10,000 for 2021 (paid on a quarterly basis). In addition, each non-employee director received $1,000 per each Board meeting attended and $500 per each Committee meeting attended. At that time, the Board determined Messrs. Topper and Reilly and Ms. Topper to be non-employee directors and therefore eligible to receive director compensation.

On February 25, 2021, Messrs. Topper and Reilly and Ms. Topper received an award of 1,509 phantom units with a grant date fair value equal to $27,500 based on the closing price of the Partnership’s common units on the close of business the day prior to the date of grant as compensation for their service from January 1, 2021, until June 27, 2021. On July 22, 2021, Messrs. Gannon, Kim, Reilly, Topper and Valosky received an award of 3,252 phantom units with a grant date fair value equal to $62,500 based on the closing price of the Partnership’s common units on the close of business the day prior to the date of grant as compensation for their service from June 28, 2021 until June 27, 2022. Such phantom units vest one year from date of award and include the payment made by the Partnership of distribution equivalent rights equal to the amount of distributions authorized to be paid to holders of common units of the Partnership.

Our directors are reimbursed for all out-of-pocket expenses in connection with attending meetings of the Board or its committees. To the extent permitted under Delaware law, each director is fully indemnified by us for actions associated with being a director.

The following table provides the compensation amounts for each of our non-employee directors for 2021.

Directors	Fees Earned or Paid in Cash ($) (1)	Stock or Unit Awards and Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Justin A. Gannon (5)(6)	83,500	62,500	7,721	153,721
Mickey Kim (5)(6)	83,500	62,500	7,721	153,721
Kenneth D. Valosky (5)	73,500	62,500	7,721	143,721
J.B. Reilly Jr. (4)(5)	71,500	90,000	4,207	165,707
Joseph V. Topper, Jr. (4)(5)	71,500	90,000	4,207	165,707
Maura Topper (7)	—	—	—	—

(1) Non-employee directors received a cash retainer of $62,500 (paid quarterly) and an additional $10,000 for chairs of the Committees. In addition, each non-employee director received $1,000 per each Board meeting attended and $500 per each Committee meeting attended.

(2) Under the Lehigh Gas Partners LP 2012 Incentive Award Plan, the directors will receive phantom units that can be converted to common units or cash, at the discretion of the Board. The amounts shown represent the grant fair value of awards for each of the years shown computed in accordance with ASC 718, Compensation-Stock Compensation.

(3) Represents distribution equivalent rights on unvested units.

(4) On February 25, 2021, the Board determined that Messrs. Topper and Reilly and Ms. Topper were considered non-employee directors. As such, they received an equity grant of 1,509 phantom units of the partnership based upon the fair market value of $18.22 per unit, which was the NYSE closing price of our common unit on February 24, 2021. These phantom unit awards were accompanied by tandem distribution equivalent rights that entitled the holder to cash payments equal to the amount of unit distributions authorized to be paid to the holders of Partnership common units. The units vested on July 23, 2021.

(5) As part of the compensation to non-employee directors for the period June 28, 2021 to June 27, 2022, each of Messrs. Gannon, Kim, Reilly, Topper and Valosky received an equity grant of 3,252 phantom units of the Partnership based upon a fair market value of $19.22 per unit, which was the NYSE closing price of our common units on July 21, 2021. These phantom unit awards were accompanied by tandem distribution equivalent rights that entitled the holder to cash payments equal to the amount of unit distributions authorized to be paid to the holders of Partnership common units. There are no other outstanding equity awards.

(6) Messrs. Kim and Gannon received additional cash compensation of $10,000 per year for their service as chairman of the conflicts committee and audit committee, respectively.

(7) Ms. Topper became an employee director on August 11, 2021 and received $56,498 in fees paid in cash and an equity award with a grant date fair value of $27,500. As an employee director all of her compensation is reported in the Summary Compensation Table above, including her non-employee director compensation.

Compensation Committee Interlocks and Insider Participation

None of the directors or executive officers of our General Partner served as members of the compensation committee of another entity that has or had an executive officer who served as a member of our Board during 2021. We do not have a separate compensation committee. Decisions regarding the compensation of our NEOs for 2021 were made, as applicable, by the Topper Group as the owner of our General Partner prior to the GP Purchase.

DISSENTERS’ RIGHT OF APPRAISAL

Delaware law does not provide for dissenters’ rights or similar rights of appraisal in connection with the action described in this Information Statement.

SECURITY OWNERSHIP OF PRINCIPAL UNITHOLDERS AND MANAGEMENT

As of September 13, 2022, the following table sets forth the beneficial ownership of our common units of:

•
Each person known by us to be a beneficial owner of more than 5% of our outstanding common units;
•
Each NEO and director of the Board; and
•
All of the executive officers and directors of the Board, as a group.

	Beneficial Ownership of Common Units
	Number of		Percent of
Name of Beneficial Owner	Units		Class
Greater than 5% Stockholders**
Patricia Dunne Topper Trust	12,634,809	(1)	33.3%
Dunne Manning Inc.	3,782,216	(2)	10.0%
DM Partners Management Co LLC	5,982,871	(3)	15.8%
Dunne Manning Partners LLC	5,982,871	(3)	15.8%
2008 Irrevocable Agreement of Trust of John B. Reilly, Jr.	4,964,611	(4)	13.1%
Dunne Manning CAP Holdings I LLC	4,472,235	(3)	11.8%
Directors
Joseph V. Topper, Jr.	14,597,615	(5)	38.5%
John B. Reilly, III	4,988,369	(4)	13.2%
Justin A. Gannon	24,819		*
Mickey Kim	21,135		*
Keenan D. Lynch	9,892	(6)	*
Charles M. Nifong, Jr.	22,076		*
Maura Topper	11,165	(7)	*
Kenneth G. Valosky	14,095		*
Named Executive Officers
Jonathan E. Benfield	3,893		*
David F. Hrinak	44,690		*
Evan Matthew Naylor	-		*
Eric M. Javidi	-		*
Directors and executive officers as a group (12 persons)**	19,737,749		52.0%

*	The percentage of common units beneficially owned does not exceed one percent of the common units outstanding
**

The address for each of our officers and directors listed below is 645 Hamilton Street, Suite 400 Allentown, PA 18101. The address for the entities listed under “greater than 5% stockholders” is 645 Hamilton St., Suite 400, Allentown, PA 18101.

(1)

171,888 common units are held directly by the Patricia Dunne Topper Trust for the Family of Joseph V. Topper, Jr. (the “Trust”). The Trust is controlled by Mr. Topper, the Chairman of the Board of the General Partner. All common units owned directly by the Trust are pledged to secure certain indebtedness. The remaining common units listed here are directly owned by each of Dunne Manning Inc., Energy Realty Partners, LLC, Nova8516 LP, Dunne Manning Wholesale LLC, Dunne Manning CAP Holdings I LLC and Dunne Manning CAP Holdings II LLC, all entities controlled by Mr. Topper and the Trust. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein.

(2)

All 3,782,216 common units are held directly by Dunne Manning Inc., which is owned 100% by the Trust and Mr. Topper is its sole director. Mr. Topper may be deemed to beneficially own these common units. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein.

(3)

DM Partners Management Co LLC (“DM Management”) is a wholly owned subsidiary of the Trust, which is controlled by Mr. Topper. DM Management controls Dunne Manning Partners, LLC, the 100% owner of each of Dunne Manning CAP Holdings I LLC (“CAP Holdings I”) and Dunne Manning CAP Holdings II LLC (“CAP Holdings II”). Each of CAP Holdings I and CAP Holdings II directly holds 4,472,235 and 1,510,636 common units, respectively. As a result, each of DM Management and Dunne Manning Partners LLC may be deemed to beneficially own an aggregate of 5,982,871 common units. The Trust indirectly owns a majority of the member interests in Dunne Manning Partners LLC. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein.

(4)

Mr. Reilly may be deemed to share beneficial ownership of 4,964,611 common units beneficially owned by the 2008 Irrevocable Agreement of Trust of John B. Reilly, Jr. (the “Reilly Trust”) in his capacity as one of two trustees of the Reilly Trust. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein. 23,758 units are held directly by Mr. Reilly in his individual capacity.

(5)

Includes 374,453 common units held by The Topper Foundation, a 501(c)(3) non-profit corporation. Mr. Topper, who makes investment and voting decisions with respect to the common units held by The Topper Foundation, has no pecuniary interest in these common units. 70,156 units are held directly by Mr. Topper in his individual capacity. 637,264 common units are held by MMSCC-2, LLC (Mr. Topper controls 100% of the voting shares), and 880,933 common units are held by JVT-JMG EROP Holdings, LP (Mr. Topper controls the general partner and the Trust holds a 45% limited partner interest). The remaining common units listed here are deemed to be beneficially owned by Mr. Topper as the trustee of the Trust (see note 2 above). Mr. Topper and entities controlled by Mr. Topper have pledged a total of 3,540,427 common units (representing approximately 9.0% of outstanding common units) pursuant to a loan. Mr. Topper retains beneficial ownership of the pledged shares in the absence of a default. Prior to entering into the pledge, the Board granted Mr. Topper a waiver from the Insider Trading Policy’s prohibition against unit pledges by any director or officer. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein.

(6)

Of the 9,892 units held, 6,803 units are held by the Joseph V. Topper, Jr. Irrevocable Agreement of Trust No. 1 f/b/o Shannon T. Lynch, Mr. Lynch’s wife, and as a result, Mr. Lynch may be deemed to be the beneficial owner of such units. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein.

(7)

Of the 11,165 units held, 7,920 are directly owned and 3,245 are held by the Joseph V. Topper, Jr. Irrevocable Agreement of Trust No. 1 f/b/o Maura E. Topper. The inclusion of these common units herein shall not be deemed an admission that the above have a pecuniary interest in all of the common units reported herein.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by security holders:
Lehigh Gas Partners LP 2012 Incentive Award Plan	185,332	n/a	461,302

(1)
includes performance based awards assuming a 100% payout at the grant-date 20-day VWAP
(2)
has been reduced by the number of performance based awards assuming a 100% payout at the grant-date 20-day VWAP

See Note 19 to the financial statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the material terms of the Lehigh Gas Partners LP 2012 Incentive Award Plan.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Employees and non-employee directors of our General Partner and its affiliates who perform services for us will be eligible to receive awards under the 2022 Plan. Accordingly, members of the Board and executive officers of our General Partner have a substantial interest in the approval of the 2022 Plan.

ADDITIONAL INFORMATION

The Partnership is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance with the Exchange Act, the Partnership files periodic reports, documents and other information with the U.S. Securities and Exchange Commission (the “SEC”) relating to its business, financial statements and other matters, including the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021, and reports prior to or subsequent to that date.

The Partnership’s filings with the SEC are available to the public from the SEC’s website, http://www.sec.gov. The Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021, and other reports filed under the Exchange Act (including this Information Statement), will be furnished without charge to unitholders upon written request directed to the Partnership’s Corporate Secretary at 645 Hamilton Street, Suite 400, Allentown, Pennsylvania 18101.

DISTRIBUTION AND COSTS

We will pay the cost of preparing and distributing this Information Statement and Notice of Internet Availability. If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to unitholders who share a single address unless we received contrary instructions from any unitholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Partnership will deliver promptly upon written or oral request a separate copy of the Information Statement to a unitholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Partnership should direct the additional copy of the Information Statement, to the Partnership at 645 Hamilton Street, Suite 400, Allentown, Pennsylvania 18101, or (b) calling the Partnership at (610) 625-8000.

If multiple unitholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Partnership to mail each unitholder a separate copy of future mailings, you may mail notification to, or call the Partnership at, its principal executive offices. Additionally, if current unitholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Partnership to mail one copy of future mailings to unitholders at the shared address, notification of such request may also be made by mail or telephone to the Partnership’s principal executive offices.

This Information Statement is provided to the holders of common units of the Partnership only for information purposes, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Joseph V. Topper, Jr.
Joseph V. Topper, Jr. Chairman of the Board of Directors

September 13, 2022

Annex A

1

CrossAmerica Partners LP

2022 INCENTIVE AWARD PLAN

1.
PURPOSE OF THE PLAN

.

The CrossAmerica Partners LP 2022 Incentive Award Plan (the“Plan”) was adopted on the Effective Date (as defined in Section 15 of the Plan) by CrossAmerica GP LLC, a Delaware limited liability company, the general partner (“General Partner”) of CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”). The purpose of the Plan is to provide for grants of incentive awards to improve the performance, encourage the continued service and increase the proprietary interest of certain Persons who participate in the Plan that provide services to the General Partner, the Partnership or any of their Affiliates. The Plan is designed to grant such Persons incentive compensation awards based on Units to encourage superior performance. The Plan is also contemplated to enhance the ability of the General Partner, the Partnership and their Affiliates to attract and retain the services of Persons who are essential for the growth and profitability of the Partnership and to encourage them to devote their best efforts to advancing the business of the Partnership.

2.
DEFINITIONS

.

Whenever used in this Plan, the following terms shall have the following respective meanings set forth in this Section 2:

a.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
b.
“Award” means an Option, Unit Appreciation Right, Restricted Unit, Phantom Unit, Substitute Award, Performance Award, Unit Award or Other Unit Based Award granted under the Plan, and shall include any tandem DERs granted with respect to an Award.
c.
“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Agreements may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of Awards or series of Awards under the Plan as approved by the Committee.
d.
“Board” means the Board of Directors or Managers, as the case may be, of the General Partner.

2

e.
“Cause” means with respect to any Award (A) if the Participant is a party to an employment agreement with the General Partner, the Partnership or any of their Affiliates and “Cause” is defined therein, then the definition of “Cause” in such agreement, or (B) if the Participant is not party to an employment agreement which defines “Cause,” then (i) gross negligence or willful misconduct by the Participant in connection with the performance of the Participant’s employment or other services for the General Partner, the Partnership or any of their Affiliates; (ii) breach by the Participant of any of the Participant’s duties as an Employee of the General Partner, the Partnership or any of their Affiliates and the failure of the Participant to cure such breach within thirty (30) days after written notice thereof is given by the General Partner, the Partnership or any of their Affiliates; or (iii) conviction of, or plea of guilty or nolo contendere to, a crime involving moral turpitude, dishonesty, fraud or unethical business conduct, or any felony of any nature whatsoever.
f.
“Change in Control” means, with respect to the Partnership or the General Partner:
i.
a Third Party becoming the beneficial owner, by way of merger, consolidation, recapitalization, reorganization or otherwise, of more than 50% of the voting power of the voting securities of either the Partnership or the General Partner;
ii.
the sale or other disposition, including by way of liquidation, by either the Partnership or the General Partner of all or substantially all of its assets, whether in a single or series of related transactions, to one or more Third Parties; or
iii.
the General Partner or an Affiliate of the General Partner or the Partnership ceases to be the general partner of the Partnership.

For clarity, an initial public offering of Units shall not constitute a Change in Control. Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Internal Revenue Code of 1986, as amended, “Change of Control” shall mean a “change of control event” as defined in the regulations and guidance issued under Section 409A.

g.
“Code” means the Internal Revenue Code of 1986, as amended.
h.
“Committee” means the Board, the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan.
i.
“Consultant” means an individual who renders consulting or advisory services to the General Partner, the Partnership or any of their Affiliates.
j.
“Continuous Service” means the continuous service to the General Partner, the Partnership or any of their Affiliates, without interruption or termination, in any capacity as an Employee.
k.
“Disability” means with respect to any Award (A) if the Participant is a party to an employment agreement with the General Partner, the Partnership or any of their Affiliates and “Disability” is defined therein, the definition of “Disability” in such agreement, or (B) if the Participant is not party to an employment agreement

3

which defines “Disability,” then the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code.
l.
“DER” means a distribution equivalent right, being a contingent right, granted in tandem with a specific Award (other than a Restricted Unit or Unit Award), to receive with respect to each Unit subject to the Award an amount in cash equal to the cash distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.
m.
“Director” means a member of the board of directors of the General Partner, the Partnership or any of their Affiliates who is not an Employee or a Consultant.
n.
“Employee” means any individual who is employed by the General Partner, the Partnership or any of their Affiliates, whether pursuant to employment agreement or at-will arrangement.
o.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
p.
“Fair Market Value” means, on any relevant date, the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs on the last market trading day prior to the applicable day (or, if there is no trading in the Units on such date, on the next preceding day on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If Units are not traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of “Fair Market Value” shall be made by the Committee in good faith using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-l(b)(5)(iv)(B).
q.
“Good Reason” means with respect to any Award (A) if the Participant is a party to an employment agreement with the General Partner, the Partnership or any of their Affiliates and “Good Reason” is defined therein, then the definition of “Good Reason” in such agreement, or (B) if the Participant is not party to an employment agreement which defines “Good Reason,” then any of the following not consented to by the Participant: (i) a material adverse change in the Participant’s duties, authorities and responsibilities; (ii) a material reduction in the Participant’s base salary; or (iii) a requirement by the General Partner, the Partnership or any of their Affiliates, as applicable that the Participant’s principal place of employment be located more than 50 miles from Participant’s principal place of residence as of the date an Award is granted to such Participant.
r.
“Option” means an option to purchase Units granted under the Plan granted pursuant to Section 6 hereof.
s.
“Other Unit Based Awards” means Awards granted under the Plan granted pursuant to Section 10(b) hereof.
t.
“Participant” means a Consultant, Director or Employee to whom an Award is granted pursuant to the Plan or, if applicable, such other Person who holds an outstanding Award.

4

u.
“Performance Award” means a right granted to an Employee, Director or Consultant to receive an Award based upon performance criteria specified by the Committee granted pursuant to Section 9 hereof.
v.
“Person” means an individual or a corporation, joint stock corporation, firm, limited liability company, partnership, joint venture, estate, trust, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, unincorporated organization, association, private foundation within the meaning of Section 509(a) of the Code, government agency or political subdivision thereof or other entity.
w.
“Phantom Unit” means a notional Unit granted under the Plan which upon vesting entitles the Participant to receive a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion granted pursuant to Section 8 hereof.
x.
“Prior Plan” means the 2012 Incentive Award Plan.
y.
“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.
z.
“Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period granted pursuant to Section 8 hereof.
aa.
“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.
bb.
“SEC” means the Securities and Exchange Commission, or any successor thereto.
cc.
“Securities Act” means the Securities Act of 1933, as amended.
dd.
“Substitute Award” means an award granted pursuant to Section 10(d) hereof.
ee.
“Third-Party” means any “person” or “group”, within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than (A) Dunne Manning Inc., the General Partner, Joseph V. Topper, Jr. or any of their Affiliates, (B) any fund or other entity owned, managed or otherwise controlled by General Partner or Joseph V. Topper, Jr., or (C) any Person(s) who, on the effective date of the Plan, is (are) an owner(s) of the General Partner (or any Person who, subsequent to the effective date of the Plan, through inheritance from such an owner becomes a direct or indirect owner of the General Partner).
ff.
“UDR” means a distribution made by the Partnership with respect to a Restricted Unit.
gg.
“Unit” means a Common Unit of the Partnership.
hh.
“Unit Appreciation Right” means a contingent right granted pursuant to Section 7 hereof that entitles the holder to receive, in cash or Units, as determined by the Committee in its sole discretion, an amount equal to the excess of the Fair Market Value of a Unit on the exercise date of the Unit Appreciation Right (or another specified date) over the exercise price of the Unit Appreciation Right.

5

ii.
“Unit Award” means an award granted under the Plan granted pursuant to Section 10(a) of the Plan.
3.
ADMINISTRATION

.

a.
General. The Plan shall be administered by the Committee.
b.
Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion:
i.
To determine from time to time which Participants shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Award shall be granted, the provisions of each Award granted (which need not be identical) and to approve the form of written instruments evidencing the Awards;
ii.
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration;
iii.
To amend the Plan or an Award as provided in the Plan and adopt, alter and repeal such rules, guidelines and practices for administration of the Plan; and
iv.
To exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the General Partner which are not in conflict with the provisions of the Plan.
c.
Delegation of Authority. The Committee may delegate to one or more of its members, agents or to officers or managers of the General Partner, such administrative duties under this Section 3 as it may deem advisable.
d.
Committee Determinations. All determinations, interpretations and constructions made by the Committee shall be made in the Committee’s sole and absolute discretion and shall be final, binding and conclusive on all Persons.
e.
No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the General Partner shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the General Partner to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such Person’s own fraud or willful bad faith; provided, however, that approval of the Committee shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the General Partner’s governing documents, as a matter of law, or otherwise, or any power that the General Partner may have to indemnify them or hold them harmless.

6

f.
Reliance on Reports. Each member of the Board and each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the General Partner and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than himself.
g.
Plan Expenses. All expenses of administering the Plan shall be borne by the General Partner.
4.
UNITS

.

a.
Limits on Units Deliverable. Subject to adjustment as provided in Section 4(c), the maximum number of Units that may be delivered with respect to Awards under the Plan shall be the sum of (i) 1,400,000, (ii) the number of Units that remain available for grant under the Prior Plan as of July 27, 2022 and (iii) the number of Units that are subject to or underlie awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered in Units under the Prior Plan (and as permitted by the Prior Plan) following the Effective Date. If any Award is forfeited, cancelled, exercised, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award (the grant of Restricted Units is not a delivery of Units for this purpose), the Units subject to such Award shall again be available for Awards under the Plan (including Units not delivered in connection with the exercise of an Option or Unit Appreciation Right). Units withheld from an Award or surrendered by a Participant to satisfy the Partnership’s or an Affiliate’s tax withholding obligations (including the withholding of Units with respect to Restricted Units) or to satisfy the payment of any exercise price with respect to the Award shall be available for future Awards under the Plan. There shall not be any limitation on the number of Awards that may be granted and paid in cash.
b.
Sources of Units Deliverable Under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units newly issued by the Partnership, Units acquired in the open market, from any Affiliate of the Partnership or from any other Person, or may be any combination of the foregoing, as determined by the Committee in its discretion.
c.
Anti-dilution Adjustments. With respect to any “equity restructuring” event that could result in an additional compensation expense to the General Partner or the Partnership pursuant to the provisions of FASB Accounting Standards Codification, Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted after such event. With respect to any other similar event that would not result in an accounting charge under FASB Accounting Standards Codification, Topic 718 if

7

the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event.
5.
ELIGIBILITY

.

a.
General. Subject to the terms and conditions of the Plan, the Committee shall, from time to time and in its sole discretion, designate those Persons who are eligible to become Participants. A Person’s selection for participation in the Plan and the grant of an Award to such Person shall not bestow on upon such Person any right to receive any other Award or any particular level of Award in the future.
b.
Grants of Awards. Each Award shall be evidenced by an Award Agreement. Except as set forth in the Plan or the applicable Award Agreement, the grant of an Award to a Participant shall not give such Person any rights as a partner or other equity holder of the Partnership or any of its Affiliates, or any rights with respect to distributions made to partners or other equity holders of the Partnership or its Affiliates in their capacity as such, and the rights granted under an Award shall be limited to the rights set forth in the Award Agreement.
c.
Director Limit. No Participant who is a Director shall be granted Awards during any calendar year that, when aggregated with such Director’s cash fees with respect to such calendar year, exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Partnership’s financial reporting purposes). The foregoing limit shall be increased to $750,000in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Partnership’s financial reporting purposes) for Awards granted to Directors in their initial calendar year of service as such on the Board.
6.
OPTIONS

.

a.
General. The Committee may grant Options which are intended to meet the requirements of Treasury Regulation Section 1.409A-l(b)(5)(i)(A) only to Employees, Consultants or Directors performing services for the Partnership or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Partnership and ending with the corporation or other entity for which the Employee, Consultant or Director performs services. For purposes of this Section 6 (a), “controlling interest” means (i) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation

8

Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. The Committee may grant Options that are otherwise exempt from or compliant with Code Section 409A to any eligible Employee, Consultant or Director.
b.
Conditions of Grant. The Committee shall have the authority to determine the number of Units to be covered by each Option, the purchase price therefor and the Restricted Period and other conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
i.
Exercise Price. The exercise price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted but, except with respect to Substitute Awards, may not be less than the Fair Market Value of a Unit as of the date of grant of the Option.
ii.
Time and Method of Exercise. The Committee shall determine the exercise terms and the Restricted Period with respect to an Option grant, which may include, without limitation, a provision for accelerated vesting upon the achievement of specified performance goals or other events, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the General Partner, a “cashless-broker” exercise through procedures approved by the General Partner, or any combination of methods, having a Fair Market Value on the exercise date equal to the relevant exercise price.
iii.
Forfeitures. Except as otherwise provided in the terms of the Option grant, upon termination of a Participant’s employment with the General Partner and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all unvested Options shall be forfeited by the Participant. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Options; provided that the waiver contemplated under this Section 6(b)(iii) shall be effective only to the extent that such waiver will not cause the Participant’s Options that are designed to satisfy Code Section 409A to fail to satisfy such section.
7.
UNIT APPRECIATION RIGHTS

.

a.
General. The Committee may grant Unit Appreciation Rights that are intended to comply with Section 1.409A-l(b)(5)(i)(B) of the 409A Regulations only to Employees, Consultants or Directors performing services on the date of grant for the Partnership or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Partnership and ending with the corporation or other entity for which the Employee, Consultant or Director performs services. For purposes of this Section 7, “controlling interest” means (i) in the case of a corporation, ownership of stock

9

possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in Section 1.414(c)-2(b)(2)(ii) of the 409A Regulations) of at least 50% of such trust or estate. The Committee may grant Unit Appreciation Rights that are otherwise exempt from or compliant with Section 409A of the Code to any eligible Employee, Consultant or Director.
b.
Conditions of Grant. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Unit Appreciation Rights shall be granted, the number of Units to be covered by each grant, whether Units or cash shall be delivered upon exercise, the exercise price therefor and the conditions and limitations applicable to the exercise of the Unit Appreciation Rights, including the following terms and conditions and such additional terms and conditions as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
i.
Exercise Price. The exercise price per Unit Appreciation Right shall be determined by the Committee at the time the Unit Appreciation Right is granted but, except with respect to Substitute Awards, may not be less than the Fair Market Value of a Unit as of the date of grant of the Unit Appreciation Right.
ii.
Time of Exercise. The Committee shall determine the Restricted Period and the time or times at which a Unit Appreciation Right may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals or other events.
iii.
Forfeitures. Except as otherwise provided in the terms of the Unit Appreciation Right grant, upon termination of a Participant’s employment with or service to the General Partner, the Partnership and their Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Unit Appreciation Rights awarded to the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Unit Appreciation Rights.
8.
RESTRICTED UNITS AND PHANTOM UNITS

.

a.
Conditions of Grant. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Restricted Units or Phantom Units shall be granted, the number of Restricted Units or Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units or Phantom Units may become vested or forfeited and such other terms and conditions as the Committee may establish with respect to such Awards.

10

i.
UDRs. To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that distributions made by the Partnership with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the UDR being paid or forfeited at the same time, as the case may be. Absent such a restriction on the UDRs in the Award Agreement, UDRs shall be paid to the holder of the Restricted Unit without restriction at the same time as cash distributions are paid by the Partnership to its unitholders. Notwithstanding the foregoing, UDRs shall only be paid in a manner that is either exempt from or in compliance with Code Section 409A.
ii.
Forfeitures. Except as otherwise provided in the terms of the Restricted Units or Phantom Units Award Agreement, upon termination of a Participant’s employment with, or consultant services to, the General Partner and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding, unvested Restricted Units and Phantom Units awarded the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Restricted Units and/or Phantom Units; provided that the waiver contemplated under this Section 8(c)(ii) shall be effective only to the extent that such waiver will not cause the Participant’s Restricted Units and/or Phantom Units that are designed to satisfy Code Section 409A to fail to satisfy such section.
iii.
Lapse of Restrictions.
1.
Phantom Units. Upon the vesting of each Phantom Unit, subject to the provisions of Section 14(c), the Participant shall be entitled to receive one Unit or cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion.
2.
Restricted Units. Upon the vesting of each Restricted Unit, subject to satisfying the tax withholding obligations of Section 14(c), the Participant shall be entitled to have the restrictions removed from his or her Unit certificate so that the Participant then holds an unrestricted Unit.
9.
PERFORMANCE AWARDS
a.
General. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Performance Awards may be granted. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.
b.
Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance

11

criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9. The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. The Committee shall establish any such performance conditions and goals based on one or more business criteria for the General Partner and/or the Partnership, on a consolidated basis, and/or for specified Affiliates or business or geographical units of the Partnership, as determined by the Committee in its discretion, which may include (but are not limited to) one or more of the following: (A) earnings per Unit, (B) increase in revenues, (C) increase in cash flow, (D) increase in cash flow from operations, (E) increase in cash flow return, (F) return on net assets, (G) return on assets, (H) return on investment, (I) return on capital, (J) return on equity, (K) economic value added, (L) operating margin, (M) contribution margin, (N) net income, (O) net income per Unit, (P) pretax earnings, (Q) pretax earnings before interest, depreciation and amortization, (R) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, (S) total unitholder return, (T) debt reduction, (U) market share, (V) change in the Fair Market Value of the Units, (W) operating income, and (X) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
c.
Performance Periods. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to 10 years, as specified by the Committee. Performance goals shall be established by the Committee not later than 90 days after the beginning of any performance period applicable to such Performance Awards.
d.
Settlement. At the end of each performance period, the Committee shall determine the amount, if any, of the amount of the potential Performance Award otherwise payable to each Participant and such amount shall be paid to the Participant no later than March 15 of the year following the year that included the last day of the performance period. Settlement of such Performance Awards shall be in cash, Units, or a combination of cash and Units in the discretion of the Committee. The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
10.
ADDITIONAL AWARDS
a.
Unit Awards. A Unit Award of Units not subject to a Restricted Period may be granted under the Plan to any Employee, Consultant or Director as a bonus or

12

additional compensation or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts as the Committee determines to be appropriate.
b.
Other Unit Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Units, as deemed by the Committee to be consistent with the purposes of this Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Units, purchase rights for Units, Awards with value and payment contingent upon performance of the Partnership or any other factors designated by the Committee, and Awards valued by reference to the book value of Units or the value of securities of or the performance of specified Affiliates of the General Partner or the Partnership. The Committee shall determine the terms and conditions of such Awards. Units delivered pursuant to an Award in the nature of a purchase right granted under this Section 10(b) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Units, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 10(b).
c.
DERs. To the extent provided by the Committee, in its discretion, an Award (other than a Restricted Unit or Unit Award) may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion. Absent a contrary provision in the Award Agreement, DERs shall be paid to the Participant without restriction at the same time as cash distributions are paid by the Partnership to its unit holders. Notwithstanding the foregoing, DERs shall only be paid in a manner that is either exempt from or in compliance with Code Section 409A.
d.
Substitute Awards. Awards may be granted under the Plan in substitution for similar awards held by Persons who become Employees, Consultants or Directors as a result of a merger, consolidation or acquisition by the Partnership or any of its Affiliates of another entity or the assets of another entity. Such Substitute Awards that are Options may have exercise prices less than the Fair Market Value of a Unit on the date of the substitution if such substitution complies with Code Section 409A and the Treasury Regulations thereunder.
11.
GENERAL TERMS APPLICABLE TO ALL AWARDS

.

a.
Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Partnership or any Affiliate. Awards granted in

13

addition to or in tandem with other Awards or awards granted under any other plan of the Partnership or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. Notwithstanding the foregoing but subject to Section 13 of the Plan, without the approval of unitholders, the Committee will not (i) exchange or substitute previously granted Options or Unit Appreciation Rights in a transaction that constitutes a “repricing” as such term is used in Rule 303A.08 of the NYSE Listed Company Manual, as amended from time to time, or (ii) cause the General Partner or the Partnership to offer to purchase or exchange for cash Options or Unit Appreciation Rights if, at the time of such offer, the Fair Market Value of a Unit is less than the exercise price of such Options or Unit Appreciation Rights.
b.
Limits on Transfer of Awards.
i.
Except as provided in Section 11(b)(iii) below, each Option and Unit Appreciation Right shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
ii.
Except as provided in Section 11(b)(iii) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the General Partner, the Partnership or any Affiliate.
iii.
To the extent specifically provided by the Committee with respect to an Option or Unit Appreciation Right, an Option or Unit Appreciation Right may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.
c.
Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.
d.
Unit Certificates. All certificates for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.
e.
Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine.
f.
Delivery of Units or other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award

14

may be deferred for any period during which, in the good faith determination of the Committee, the General Partner is not reasonably able to obtain Units to deliver pursuant to such Award without violating applicable law or the applicable rules or regulations of any governmental agency or authority or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the General Partner.
g.
Termination of Employment. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and with the General Partner, the Partnership or any of their Affiliates shall be specified in the Award Agreement controlling such Award.
h.
Additional Agreements. Each Employee, Consultant or Director to whom an Award is granted under this Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Person’s termination of services with the General Partner, the Partnership or any of their Affiliates to a general release of claims and/or a noncompetition agreement in favor of the General Partner, the Partnership, and their Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.
i.
Investment Representations. The General Partner may require any Person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Units under the Award, to give written assurances in substance and form satisfactory to the General Partner and its counsel to the effect that such Person is acquiring the Unit subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the General Partner deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Unit.
j.
Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Partnership shall determine that the listing, registration or qualification of the Units subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Units thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Partnership to apply for or to obtain such listing, registration or qualification.

15

12.
CHANGE IN CONTROL

Upon the occurrence of a Change of Control, a recapitalization, reorganization, merger, consolidation, combination, exchange or change in the capitalization of the Partnership, any change in applicable law or regulation affecting the Plan or Awards thereunder, or any change in accounting principles affecting the financial statements of the General Partner or the Partnership, the Committee, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or an outstanding Award:

a.
provide for either (A) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been then attained upon the exercise or vesting of such Award (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Committee determines in good faith that no amount would have been then attained upon the exercise or vesting of such Award then such Award may be terminated by the Committee without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
b.
provide that such Award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;
c.
make adjustments in the number and type of Units (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of (including the exercise price), and the vesting and performance criteria included in, outstanding Awards, or both;
d.
provide that such Award shall be exercisable or payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
e.
provide that the Award cannot be exercised or become payable after such event, i.e., the Award shall terminate upon such event.

Notwithstanding the foregoing, any such action contemplated under this Section 12 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Code Section 409A to fail to satisfy such section.

13.
AMENDMENT AND TERMINATION

.

The Committee may amend or terminate the Plan and any instrument hereunder (including any Award Agreement) at any time, in whole or in part, and for any reason; provided, however, that no such amendment or termination shall adversely affect the rights of a Participant with respect to Awards granted to the Participant prior to the effective date of such amendment or termination. Notwithstanding the foregoing, the Board may amend the Plan or an Award to cause such Award to be exempt from Code Section 409A or to comply with the requirements of Code Section 409A or any other applicable law.

16

14.
GENERAL PROVISIONS

.

a.
Participation by Affiliates. To the extent the Partnership has an obligation to reimburse the General Partner or an Affiliate for compensation paid for services rendered for the benefit of the Partnership, such reimbursements may be made by the Partnership directly or indirectly to the entity employing the Participant.
b.
Nature of Payments. Awards under the Plan, and payments made pursuant to Awards, are not a part of salary or compensation paid or payable by the Partnership or any of its Affiliates to any Participant for purposes of any benefit or compensation plan or otherwise.
c.
No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.
d.
Tax Withholding. Unless other arrangements have been made that are acceptable to the General Partner or an Affiliate, the Partnership or an Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the General Partner or an Affiliate to satisfy its withholding obligations for the payment of such taxes.
e.
No Right to Employment or Services. Nothing contained herein shall require the General Partner, the Partnership or any of their Affiliates to continue any Person in its employ or service, and the General Partner, the Partnership or any of their Affiliates shall have the right to terminate the employment or service of any Person at any time.
f.
Severability. If a particular provision of the Plan shall be found by final judgment of a court or administrative tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such illegal, invalid or unenforceable provisions shall not affect any other provision of the Plan and the other provisions of the Plan shall remain in full force and effect.
g.
Section 409A. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. In the event the Board determines that an Award constitutes deferred compensation subject to Section 409A, or may constitute such deferred compensation absent an amendment to the Plan or Award, the Board may amend or terminate the Participant’s right to an Award, without the consent any Participant, as the Board shall determine in its sole discretion to ensure that such Award remains exempt from Section 409A, or,

17

if the Board so desires, to ensure that such Award complies with Section 409A. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment, tenure or service for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the General Partner, the Partnership or any of their Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Partnership makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
h.
Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the Delaware without reference to the principles of conflicts of laws thereof.
i.
Other Laws. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the General Partner by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
j.
Funding. No provision of the Plan shall require the General Partner, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the General Partner maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

18

k.
Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
l.
No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.
m.
No Guarantee of Tax Consequences. None of the Board, the Committee, the Partnership nor the General Partner makes any commitment or guarantee that any federal, state or local tax treatment will (or will not) apply or be available to any Participant.
15.
TERM OF THE PLAN

.

The Plan was adopted on August 11, 2022, subject to approval by the Partnership’s unitholders, and became effective on October 23, 2022 (the “Effective Date”). The Plan shall continue until the earliest of (i) the date terminated by the Board, (ii) all Units available under the Plan have been paid to Participants, or (iii) the 10th anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

* * * * *

19